UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2016

COMMUNITYONE BANCORP
(Exact name of registrant as specified in its charter)

North Carolina	000-13823	56-1456589

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1017 East Morehead Street, Charlotte North Carolina 28204
(Address of principal executive offices)

Registrant's telephone number, including area code: (980) 819-6213

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, in connection with the merger, CommunityOne Bancorp (“CommunityOne”) and CommunityOne Bank, N.A. amended the employment agreements of executive officers Robert L. Reid, David L. Nielsen, Beth S. DeSimone, Angus M. McBryde, III, and Gregory P. Murphy. Pursuant to those agreements, CommunityOne could, with the executive’s consent, terminate all or a portion of the stock options held by the executive, and/or reduce the period that a stock option remains outstanding following the effective time of the merger.
On October 3, 2016, CommunityOne amended the option agreements of Mr. Nielsen, Ms. DeSimone, and Mr. McBryde. Under the terms of the amendments, to the extent that the options covered by agreements, dated October 1, 2014 and July 31, 2015 are unvested as of immediately prior to the effective time of the merger, the term of such unvested options shall expire and terminate immediately prior to the effective time. In addition to the foregoing, CommunityOne amended a stock option agreement with Ms. DeSimone dated April 15, 2015 to provide that to the extent that the options are unvested as of immediately prior to the effective time of the merger and vest in connection with the merger, those options will expire and terminate at 11:59 PM on the date that is 30 days after the date on which the effective time occurs.
The above description of the amendments is necessarily limited and qualified in its entirety by reference to the full terms and conditions of the agreements and Exhibit 10.1, 10.2, and 10.3 that are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following Exhibits are attached as part of this report:

10.1	Amendment to Stock Option Agreements by and between David L. Nielsen and CommunityOne Bancorp dated October 3, 2016.
10.2	Amendment to Stock Option Agreements by and between Beth S. DeSimone and CommunityOne Bancorp dated October 3, 2016.
10.3	Amendment to Stock Option Agreements by and between Angus M. McBryde, III and CommunityOne Bancorp dated October 3, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 4, 2016	COMMUNITYONE BANCORP
(Date)	(Registrant)

/s/ Robert L. Reid
Robert L. Reid
President & Chief Executive Officer

Exhibit Index

Exhibit	Description
10.1	Amendment to Stock Option Agreements by and between David L. Nielsen and CommunityOne Bancorp dated October 3, 2016.
10.2	Amendment to Stock Option Agreements by and between Beth S. DeSimone and CommunityOne Bancorp dated October 3, 2016.
10.3	Amendment to Stock Option Agreements by and between Angus M. McBryde, III and CommunityOne Bancorp dated October 3, 2016.

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